FORM N-CSR

  CERTIFIED SHAREHOLDERS REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number                   811-10419

Exact Name of registrant as specified in charter     NorthQuest Capital
                                                     Fund, Inc.

Address of principal executive offices               16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Name and address of agent for service                Peter J. Lencki
                                                     16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Registrants telephone number, including area code    732-842-3465

Date of fiscal year end:                             12/31/08

Date of reporting period:                            12/31/08





































                                      -i-



(page)
Item 1. Report to Shareholders.



















                         NORTHQUEST CAPITAL FUND, INC.

                                 ANNUAL REPORT

                               DECEMBER 31, 2008


















                         NorthQuest Capital Fund, Inc.
                                16 Rimwood Lane
                             Colts Neck, NJ  07722
                                 1-800-698-5261

                             www.NorthQuestFund.com












                                     -ii-



(page)
                         NORTHQUEST CAPITAL FUND, INC.



To the Shareholders of NorthQuest Capital Fund, Inc.:

    Our Fund began the year at a share price of $12.85 and ended 2008 AT $9.05. The Fund's total return for this period decreased 29.48%. The following table may be helpful in comparing the Fund's performance with other indexes.

  The Fund & Other Indexes       2008 Performance       Year-To-Date (Loss)
  ------------------------                              -------------------
   NorthQuest Capital Fund                                  (29.48 %)
   D.J.I.A.                                                 (33.80 %)
   NASDAQ                                                   (40.50 %)
   S&P 500                                                  (38.50 %)
   S&P 500 with reinvested dividends                        (37.00 %)

4th Quarter Performance
   The Fund's investment portfolio suffered losses in all industry groups. Only one common stock, Amgen Inc., was up for the year. The rest of the Fund's hold-ings were down quite severely (see pages 3,4, and 5 of this report). Fear and the loss of confidence in the U.S. and international financial systems decimated stock markets around the world. It did not matter whether a company had a strong balance sheet, little debt, or a large amount of cash on hand. Just about every common stock security was marked down due to panic selling. NorthQuest did not hesitate to buy common stock securities of strong companies (Cisco, Emerson Electric, Parker Hannifin, Reliance Steel, Symantec, Technitrol, and United Technologies) during the steepest declines. We did sell entire positions of holdings which were not maintaining historical economic standards such as General Electric and New Jersey Resources.

Recovery in 2009
   The trillions of dollars put into the American economy by the Federal Reserve, U.S. Treasury, and future stimulus programs from the Obama administra-tion and the new congress should kick start the economy sometime in the second half of 2009. For the recovery to be sustainable and expansionary permanent tax reductions for taxpayers and businesses must be put in place. Also, capital gain, dividend, interest, and estate taxes should be eliminated. Additionally, government spending on all levels (Federal, State, and Local) must be at least frozen in place. The better choice is to cut spending drastically to ensure a strong economy. Regulations, accounting rules, and other government policies should be reviewed, updated and in some cases eliminated. These adjustments would encourage saving and investment, alleviate the fear in the markets, restore confidence in the financial system, and cause investment securities to rebound in value. And if these actions are duplicated internationally, the economic growth will be long lasting.
   You will find enclosed information and commentary about the Fund's holdings, year-end financial statements, and the Auditor's opinion stated in the Report of Independent Registered Public Accounting Firm. Please do not hesitate to call or write me any comments or questions that you may have about this report. Thank you again for your trust, confidence and investments.



Sincerely,

/s/ Peter J. Lencki
       President


                                       1



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity hold-ings as of 12/31/08. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).

SECURITY                          STOCK SYMBOL
--------                          ------------
Allstate Corporation                  ALL
Allstate Corporation sells auto, property/casualty and life insurance throughout the U.S. This security decreased 37.3% in 2008. Allstate's profitability was re-duced substantially from; losses suffered from hurricanes Ike and Gustav; fewer auto/home policies written due to less sales from new car and home buyers; and less income received from investment securities. Currently, ALL share is undervalued.

Amgen Inc.                            AMGN
Amgen is a biotechnology company that develops medical products to help patients who are suffering from specific types of ailments such as cancer, arithritis, and anemia. AMGN has $10 billion in cash. Its cost cutting programs, prospective pipeline of new products (such as "Denosumab" for osteoporosis and other serious bone loss conditions), and strategic acquistions could potentially return Amgen to predictable earnings. AMGN's stock price was up 24.4% in 2008. Currently
AMGN is a core holding and undervalued.

Berkshire Hathaway                    BRKB
Berkshire is a conglomerate that owns many different types of businesses and has investments in several common and preferred stock securities. Berkshire purchas-ed approximately $22 billion in investment securities during 2008. The stock market declines did not deter Mr. Buffet. BRKB was down 32.1% in 2008. Berkshire is farily valued at this time.

Cisco Systems                        CSCO
Cisco produces, services, and supplies computer-networking equipment, which con-nect many local computer networks into one network (via the internet). CSCO has about $27 billion in cash. It has reacted to the global slowdown in communica-tion equipment sales by offering more discounts (to maintain market share). New products are also helping CSCO gain new customers. CSCO's share price decreased 39.8% in 2008 and is undervalued.

Donaldson Co.                         DCI
Donaldson manufactures filters for many different industries such as heavy duty trucks, industrial gas turbines and computers. DCI continues to maintain a strong balance sheet. Its share price fell 27.5% in 2008. Donaldson is underval-ued at this time.

Emerson Electric Co.                  EMR
EMR develops electrical systems and manufactures electrical products for many clients across many markets (consumer, industrial, and commercial). Emerson has nearly $2 billion in cash and a conservative amount of debt. EMR's share price fell 35.4% in 2008 and is undervalued.

Exelon Corporation                    EXC
Exelon is a utility company that serves customers in the Midwest and mid-Atlantic areas of the U.S. EXC operates power plants supplied by coal, natural gas, and nuclear power. Recently Exelon made an offer to NRG Energy, Inc. ("NRG") board of directors to acquire NRG. The NRG board rejected the bid. EXC responded by taking the offer directly to NRG shareholders. EXC's price per share decreased 31.9% in 2008 and is currently undervalued.
                                       2



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity holdings as of 12/31/08. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).

SECURITY                          STOCK SYMBOL
--------                          ------------
Fiserv Inc.                           FISV
Fiserv is a service provider that handles administrative and transaction pro-cessing (such as internet bill payment services and risk management operations) for financial companies. Fiserv has taken on additional debt to reposition the company. But its strong cash flow should enable FISV to pay down the debt. FISV's stock price decreased 34.5% in 2008 and is undervalued at this time.

General Dynamics                      GD
GD manufactures private and business-jet aircraft, military vehicles, munitions, naval ships and equipment, and hi-tech information systems to integrate all as-pects of military operations. GD has $2.6 billion in cash and a low amount of debt. General Dynamic's stock price decreased 35.3% in 2008 and is undervalued (core holding of Fund).

JP Morgan Chase & Co.                 JPM
JPM is a global financial institution (serves consumers, small businesses, and commercial clients) which operates in more than 60 countries. Services include; investment banking, asset management, private equity, and financial transaction processing. During the credit crisis of 2008, JPM stepped in and acquired two failed financial institutions, Bear Stearns and Washington Mutual. Jamie Dimon, who is known as a cost cutter and avoider of high risk situations, is the CEO and chairman of JP Morgan. He has a good track record in managing financial com-panies. JPM continues to expand by opening new bank branches and offering loans to qualified borrowers (many banks have cut back on lending). JPM common stock fell 27.8% in 2008 and is overvalued at this time.

McGraw-Hill                           MHP
MHP publishes text books for schools and provides professional information through its magazines; Business Week, Platts, and Aviation Week. MHP also furn-ishes financial data and services through its Standard & Poors division. Bond issuance declined further in 2008 (fewer bonds to rate means less rating fees) due to the credit crisis. McGraw-Hill has $485 million in cash. MHP continues to cut costs to maintain a strong cash flow. MHP was down 47.1% in 2008 and remains undervalued.

Medtronic, Inc.                       MDT
MDT is a manufacturer of many medical products for or related to the human heart (such as pace makers, defibrillators, and coronary stents). Medtronic also pro-vides products and services for patients with inner ear, bladder, spinal and diabetic conditions. MDT has a strong balance sheet with $1 billion in cash. Medtronic was down 37.5% for 2008 and is undervalued.

Pfizer, Inc.                          PFE
Pfizer is a pharmaceutical company whose share price decreased 22.1% in 2008. Pfizer has about $26 billion in cash. PFE continues to cut costs and remains under pressure to; make a large or several small acquisitions; or to develop several new blockbuster drugs from in-house research. New drugs are needed to replace Lipitor and other drug revenues which will drop precipitously when their patents expire over the next three years. PFE pays a current dividend yield of 7.2%. This stock is rated as a "Hold" at this time.

                                       3


(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity holdings as of 12/31/08. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).

SECURITY                          STOCK SYMBOL
--------                          ------------
Parker Hannifin Corporation           PH
PH manufactures products (960,000) and systems for motion and control technolo-gies used in many markets throughout the world. Parker develops systems which are used to operate solar panel fields, wind power generation systems, ocean oil drilling rigs (for deeper drilling in ocean floor) and ocean wave power con-version (which converts the power of ocean waves into efficient electric energy). PH has approximately $608 million in cash and a reasonable amount of debt. The share price of Parker fell 43.5% in 2008 and is undervalued.

Reliance Steel & Aluminum             RS
RS is an efficient producer of thousands of metal products which are utilized in many industries. Reliance manufacturing facilities are located throughout the U.S. Other locations include: Canada, Europe, South Korea and China. Reliance continued to make acquistions in 2008 (Mexico and Singapore). RS was down 63.2% in 2008 and is undervalued at this time.

Stryker Corp.                         SYK
SYK designs, manufactures and markets medical devices (power instruments used in surgery), equipment (stretchers and maternity beds), and orthopaedic implants (hip, knee, shoulder and spinal). Stryker common stock decreased 46.5% in 2008. SYK has nearly $2.2 billion in cash, a strong cash flow and no debt. Currently, this security is undervalued and remains a core holding.

Symantec Corp.                        SYMC
SYMC is a software company that develops, markets, and supports computer pro-grams to protect personal computers (Norton products) and businesses (commercial contracts) from computer viruses and other types of security breaches. Symantec has $2.3 billion in cash and a reasonable amount of debt. SYMC's share price de-clined 16.2% in 2008 and is undervalued.

Technitrol, Inc.                      TNL
TNL designs, manufactures and markets electrical contacts and other electrical components, which are used in many products such as appliances, computers, autos, cell phones, ear canal hearing devices, security systems, and other navi-gational devices. Snow storms and earth quakes in China disrupted Technitrol Chinese operations (which increased costs). TNL continues to cut expenses and open facilities in low cost countries (Mexico and Vietnam). Weaker auto sales and currency fluctuations also hurt Technitrol's bottom line. TNL's common stock decreased 87.8% in 2008 and is undervalued.

3M Company                            MMM
3M manufactures and sells thousands of products worldwide. These products (50,000) range from scotch tape to surgical masks. 3M has nearly $3 billion in cash and a reasonable amount of debt. MMM's share price declined 31.8% in 2008. Currently MMM is undervalued.

U.S. Bancorp                          USB
USB is the 6th largest financial holding company in the U.S. with 2,556 branch offices in 24 states. U.S. Bancorp has weathered the credit crisis better than most banks. Loan losses have been offset by fee based services offered by USB (which include custodial services, payment services and wealth management). U.S. Bancorp's share price decreased 21.2% for 2008 and is currently overvalued.
                                       4



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity holdings as of 12/31/08. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).

SECURITY                          STOCK SYMBOL
--------                          ------------
United Technologies Corp.             UTX
UTX consists of the following six manufacturing and service divisions: Aircraft engines ("Pratt and Whitney"); Air conditioning equipment and related items ("Carrier"); Elevators ("Otis"); Helicopters ("Sikorsky"); Electronic controls ("Hamilton Sundstrand"); and Security and fire protection ("UTC F&S"). United Tech has $3.6 billion in cash and a reasonable amount of debt. Recently UTX in-creased its dividend 20%. United Tech's share price fell 30% in 2008 and is undervalued.

Exxon Mobil Corporation               XOM
XOM's stock price fell 14.8% in 2008. Exxon has about $38 billion in cash, a low debt load and a repurchase program to buyback large amounts of Exxon stock. XOM has a strong management team which continues to invest in new oil projects and other technologies. XOM is fairly valued at this time.





































                                       4a



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                     Top Ten Holdings and Asset Allocation
                     -------------------------------------
                               December 31, 2008
                               -----------------
                        *
        Top Ten Holdings                                Asset  Allocation
       (% of Nets Assets)                               (% of Net Assets)
       ------------------                               -----------------

General Dynamics Corp.     9.38%                  Chemicals              11.81%

Amgen Inc.                 6.89%                  Defense                 9.38%

Berkshire Hathaway         6.63%                  Electrical              3.35%

Exxon Mobil Corporation    6.50%                  Energy                  3.92%

3M Company                 5.31%                  Financial               7.67%

Parker Hannifin Corp.      5.08%                  Industrial             15.47%

Stryker Corp.              4.99%                  Insurance               9.83%

Fiserv Inc.                4.93%                  Medical                18.79%

United Technologies Corp.  4.36%                  Publishing              3.46%

JP Morgan Chase & Co.      4.28%                  Technology              9.89%
                           -----
                          58.35%                  Other Assets
                          ======                  less liabilities, Net   6.43%
                                                                         ------
                                                                        100.00%
                                                                        =======







* Portfolio holdings are subject to change and are not recommendations of individual stocks.
















                                       5



(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                                   EXPENSES
                                   --------
                               December 31, 2008
                               -----------------

EXPENSES EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you under-stand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2008 to December 31, 2008.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the ex-penses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then mutliply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical ac-count values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on-going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Expenses Paid
                     Beginning             Ending               During Period *
                   Account Value        Account Value          July 1, 2008 to
                    July 1, 2008      December 31, 2008       December 31, 2008
                  ---------------     -----------------       -----------------

Actual               $1,000.00           $  768.31                  $ 7.96
Hypothetical
(5% return
before expenses)     $1,000.00           $1,016.14                  $ 9.07

* Expenses are equal to the Fund's annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 184 days/366 days [number of days in most recent fiscal half-year/365 [or 366](to reflect the one-half year period).

                                       6



(page)                   NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                            Schedule of Investments
                            -----------------------
                               December 31, 2008
                               -----------------
                                                                    Fair
COMMON STOCKS - 93.57%                  Shares         Cost         Value
----------------------                  ------         ----         -----
Biotechnology Industry - 6.89%
------------------------------
Amgen Inc. *                             2,200   $   126,843   $   127,050
                                                   ----------    ----------

Computer Hardware & Software - 7.94%
------------------------------------
Fiserv Inc. *                            2,500       109,333        90,925
Symantec Corp. *                         4,100        39,478        55,432
                                                   ----------    ----------
                                                     148,811       146,357
                                                   ----------    ----------
Defense Industry - 9.38%
------------------------
General Dynamics Corp.                   3,000       100,926       172,770
                                                   ----------    ----------

Electrical Products/Equipment - 3.35%
-------------------------------------
Emerson Electric Co.                     1,400        53,883        51,254
Technitrol Inc.                          3,000        52,708        10,440
                                                   ----------    ----------
                                                     106,591        61,694
                                                   ----------    ----------

Financial Services - 7.67%
--------------------------
JP Morgan Chase & Co. *                  2,500        90,505        78,825
U.S. Bancorp                             2,500        74,356        62,525
                                                   ----------    ----------
                                                     164,861       141,350
                                                   ----------    ----------
Diversified Industrials - 9.44%
-------------------------------
Parker Hannifin Corp.                    2,200       154,608        93,588
United Technologies Corp. *              1,500        67,597        80,400
                                                   ----------    ----------
                                                     222,205       173,988
                                                   ----------    ----------
Insurance - 9.83%
-----------------
Allstate Corporation                     1,800        93,537        58,968
Berkshire Hathaway, Class B *               38        89,457       122,132
                                                   ----------    ----------
                                                     182,994       181,100
                                                   ----------    ----------

Machinery Industry - 3.65%
--------------------------
Donaldson Co.                            2,000        43,375        67,300
                                                   ----------    ----------

   The accompanying notes are an integral part of these financial statements.
                                       7



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                            Schedule of Investments
                            -----------------------
                               December 31, 2008
                               -----------------
                                                                    Fair
                                        Shares         Cost         Value
                                        ------         ----         -----
Medical & Drug Industry - 11.90%
--------------------------------
Medtronic, Inc.                          1,800   $    89,689   $    56,556
Pfizer Inc.                              4,000       119,419        70,840
Stryker Corp.                            2,300        72,731        91,885
                                                   ----------    ----------
                                                     281,839       219,281
                                                   ----------    ----------

Petroleum & Chemical Industry - 11.81%
--------------------------------------
Exxon Mobil Corporation                  1,500        98,847       119,745
3M Company                               1,700       124,491        97,818
                                                   ----------    ----------
                                                     223,338       217,563
                                                   ----------    ----------

Publishing Industry - 3.46%
---------------------------
McGraw-Hill                               2,750       89,892        63,772
                                                   ----------    ----------

Steel Industry - 2.38%
----------------------
Reliance Steel & Aluminum                 2,200       77,197        43,868
                                                   ----------    ----------


Telecommunications Equip. Industry - 1.95%
------------------------------------------
Cisco Systems *                           2,202       35,249        35,893
                                                   ----------    ----------

Utility (Electric) Industry - 3.92%
-----------------------------------
Exelon Corporation                        1,300       51,523        72,293
                                                   ----------    ----------

TOTAL COMMON STOCKS                              $ 1,855,644     1,724,279
                                                   ----------    ----------

OTHER ASSETS LESS LIABILITIES - 6.43%                              118,407
                                                                 ----------

NET ASSETS - 100.00%                                           $ 1,842,686
                                                                 ==========

* Non-income producing during the period.


  The accompanying notes are an integral part of these financial statements.

                                       8



(page)



                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statement of Assets and Liabilities
                      -----------------------------------
                               December 31, 2008
                               -----------------




Assets

Investments in securities at fair value (cost $1,855,644)         $ 1,724,279
Cash                                                                    5,410
Cash, interest bearing                                                110,864
Dividends and interest receivable                                       3,617
                                                                   -----------

          Total Assets                                              1,844,170
                                                                   -----------

Liabilities

Payable to advisor                                                      1,484
                                                                   -----------

                                                                        1,484
          Total Liabilities                                        -----------


Net Assets                                                        $ 1,842,686
                                                                   ===========


Composition of Net Assets:
  Common stock, at $.001 par value                                $       204
  Paid-in capital                                                   2,053,858
  Accumulated net realized loss on investments                        (80,011)
  Net unrealized depreciation of securities                          (131,365)
                                                                   -----------

Net Assets (equivalent of $9.05 per share based on
203,550 shares outstanding) (Note 4)                              $ 1,842,686
                                                                   ===========












   The accompanying notes are an integral part of these financial statements.

                                       9



(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                            Statement of Operations
                            -----------------------
                      For the year ended December 31, 2008
                      ------------------------------------





Investment Income
  Dividends                                                    $ 42,150
  Interest                                                        1,056
                                                               ---------

          Total Income                                           43,206
                                                               ---------

Expenses
  Investment advisory fee (Note 2)                               22,804
  Audit and accounting                                            9,800
  Bank fees                                                         100
  Insurance                                                         931
  Legal services                                                    500
  Office expense                                                    659
  Telephone                                                       1,329
  Postage and printing                                            1,465
  Registration and fees                                           2,615
  Taxes                                                             570
                                                               ---------

          Total Expenses                                         40,773
                                                               ---------

Net Investment Income                                             2,433
                                                               ---------


Realized and Unrealized Loss from Investments

    Net realized loss on investments                           ( 80,006)
    Net unrealized depreciation on investments                 (679,581)
                                                               ---------

Net realized and unrealized loss from investments              (759,587)
                                                               ---------

Net decrease in net assets resulting from operations          $(757,154)
                                                               =========








   The accompanying notes are an integral part of these financial statements.
                                       10



(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statements of Changes in Net Assets
                      -----------------------------------
                For the years ended December 31, 2007 and 2008
                ----------------------------------------------





                                                          2008          2007
                                                      ------------  ------------
Increase (decrease) in net assets from operations

Net investment income                                 $     2,433   $     1,329
Net realized loss from investments                       ( 80,006)         -
Unrealized appreciation (depreciation) from
      investments                                        (679,581)     ( 98,909)
                                                         ---------     ---------

Net decrease in net assets resulting
      from operations                                    (757,154)     ( 97,580)

Distribution to shareholders from net
      investment income                                  (  2,433)     (  1,329)

Capital share transactions (Note 4)                        83,533       127,694
                                                        ----------     ---------

     Increase (decrease) in net assets                   (676,054)       28,785


Net Assets
     Beginning of year                                  2,518,740     2,489,955
                                                        ----------    ----------

     End of year (includes $0 and $0 of               $ 1,842,686   $ 2,518,740
     undistributed net investment income,               ==========    ==========
     respectively)


















    The accompanying notes are an integral part of these financial statements.
                                       11



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                              Financial Highlights
                              --------------------
        For a share of capital stock outstanding throughout the period
        --------------------------------------------------------------
                        For the years ended December 31,
                        --------------------------------


                                      2008     2007     2006     2005     2004
--------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period $12.85   $13.35   $11.77   $11.93   $10.96
--------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income (Loss) (1)       0.01     0.01      -      (0.03)     -
Net Realized and Unrealized Gain
           (Loss) on Investments      (3.80)   (0.50)    1.58    (0.13)    0.97
                                      ------    -----    -----    -----    -----
Total from Investment Operations      (3.79)   (0.49)    1.58    (0.16)    0.97
--------------------------------------------------------------------------------

Less Distributions                    (0.01)   (0.01)      -        -        -
--------------------------------------------------------------------------------

Net Asset Value, End of Period       $ 9.05   $12.85   $13.35   $11.77   $11.93
--------------------------------------------------------------------------------

Total Return (2)                    -29.48%   -3.69%   13.42%   -1.34%    8.85%
--------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, end of Period (000's)    $ 1,843  $ 2,519  $ 2,490  $ 2,064  $ 1,850

Ratio of Expenses, after reim-
bursement to Average Net Assets        1.79%    1.79%    1.82%    1.88%    1.38%

Ratio of Expenses, before reim-
bursement to Average Net Assets        1.79%    1.79%    1.82%    1.88%    1.86%

Ratio of Net Investment Income
   (Loss) to Average Net Assets        0.11%      -        -     -0.31%      -

Portfolio Turnover Rate               22.38%    0.00%    1.67%    0.00%    3.18%
--------------------------------------------------------------------------------


1 Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period

2   Total return assumes reinvestment of dividends







    The accompanying notes are an integral part of these financial statements.
                                       12



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                         Notes to Financial Statements
                         -----------------------------
                               December 31, 2008
                               -----------------


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Operations: NorthQuest Capital Fund, Inc. ("the Fund") was incor-porated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, or when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when re-stricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors in accordance with the Fund's "Fair Value Policy" that has been authorized by the Fund's board. The Board has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

   Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No.48 - Accounting for Uncertainty in Income Taxes on January 1, 2007. FASB Interpretation No.48 requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than fifty percent likeli-hood of being sustained upon examination. At adoption, the financial state-ments must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

   New Accounting Pronouncements: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also established a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market partici-
                                      13



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (Continued)
                   -----------------------------------------
                               December 31, 2008
                               -----------------


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   pants would use in pricing the asset or liability based on market data ob-tained from sources independent of the Fund. Unobservable inputs reflect the Fund's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

      * Level 1 - quoted prices in active markets for identical investments.

      * Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

      * Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   The following table summarizes the valuation of the Fund's investments by the above fair value hierarchy levels as of December 31, 2008:
                                    Investments          Other
                                    in                   Financial
      Level                         Securities           Instruments *
      -----                         ----------           -----------
      Level 1                       $1,724,279           $    -
      Level 2                            -                    -
      Level 3                            -                    -
                                    ----------           -----------
      Total                         $1,724,279           $    -
                                    ==========           ===========

   * Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the instrument

   In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods be-ginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, perform-ance and cash flows. Management is currently evaluating the impact the adop-tion of SFAS 161 will have on the Fund's financial statements and related disclosures.

   Distributions to Shareholders: The Fund intends to distribute to its share-holders substantially all of its net realized capital gains and net invest-ment income, if any, at year-end.

   Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-
                                      14



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (Continued)
                   -----------------------------------------
                               December 31, 2008
                               -----------------


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   ing gains or losses for financial statements and income tax purposes. Div-idend income is recorded on the ex-dividend date and interest income is re-corded on an accrual basis.

   Estimates: The preparation of financial statements in conformity with gen-erally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

   The Fund has an investment advisory agreement with Emerald Research Corpora-tion ("the Advisor"), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily clos-ing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating ex-penses exceed 1.79%. The Fund's expense ratio for 2008 was 1.79%; therefore no reimbursement for expenses occurred for the year ended December 31, 2008. The Advisor has agreed to pay all IRA custodial fees which amounted to $743 as of December 31, 2008.

   The investment advisory fee paid to the Advisor for the year ended December 31, 2008 was $22,804. The Fund owed the Advisor $1,484 as of December 31, 2008 for advisory fees.

   Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund.


3. INVESTMENT TRANSACTIONS

   For the year ended December 31, 2008, purchases and sales of investment se-curities other than short-term investments aggregated $536,196 and $490,201, respectively.

(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (Continued)
                   -----------------------------------------
                               December 31, 2008
                               -----------------


4. CAPITAL SHARE TRANSACTIONS

   As of December 31, 2008, there were 500,000,000 shares of $.001 par value capital stock authorized. Total capital stock and paid-in capital as of December 31, 2008 amounted to $2,054,062.

                                  December 31, 2008         December 31, 2007
                                  -----------------         -----------------
                                 Shares       Amount       Shares       Amount
                                ---------------------     ---------------------

   Shares sold                   11,514    $ 126,685       15,504    $ 207,852
   Shares issued in
    Reinvestment of dividends       273        2,431          103        1,328
   Shares redeemed              ( 4,182)    ( 45,583)     ( 6,149)    ( 81,486)
                                --------    ---------     --------    ---------
   Net increase (decrease)        7,605    $  83,533        9,458    $ 127,694
                                ========    =========     ========    =========


5. FEDERAL INCOME TAXES

   Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting prin-ciples generally accepted in the United States.

   At December 31, 2008, the gross unrealized appreciation for all securities totaled $218,873 and the gross unrealized depreciation for all securities totaled $350,238 or a net unrealized depreciation of $131,365. The aggregate cost of securities for federal income tax purposes at December 31, 2008 was $1,855,644.

   As of December 31, 2008, the components of distributed earnings on a tax basis were as follows:
           Undistributed ordinary income  $     -
           Accumulated capital losses     $ ( 80,011)
           Unrealized depreciation        $ (131,365)

   The Fund's capital loss carryovers expire as follows:
           2012   $      5
           2016   $ 80,006

   The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

                                            2008            2007
                                           ------          ------
           Net investment income          $ 2,433         $ 1,329

   For the year ended December 31, 2008 a dividend from net investment income of $.01/share was paid to shareholders of record as of December 30, 2008.

(page)





            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and
Board of Directors of the
NorthQuest Capital Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of the NorthQuest Capital Fund, Inc., (the "Fund") including the schedule of invest-ments, as of December 31, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting princi-ples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits pro-vide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NorthQuest Capital Fund, Inc. as of December 31, 2008, the results of its oper-ations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




Abington, Pennsylvania                              Sanville & Company
January 31, 2009

(page)
BOARD OF DIRECTORS INFORMATION                                 December 31, 2008
NorthQuest Capital Fund, Inc.

The Fund's Board of Directors has the ultimate responsibility of running the Fund. Information about the Fund's Directors are provided below. Additional board member information is included in the SAI, which is available free of charge by calling 1-800-698-5261.

INDEPENDENT DIRECTORS
Independent directors received no compensation for the year ending December 31, 2008.
                                                                   Other Public
                              Term/Time   Principal Occupation     Company
Name & Age         Position    on Bd.     During Last 5 Years      Directorships
----------         --------  -----------  ---------------------    -------------
Robert S. Keesser    Lead    1 Year &      Zone Sales Manager         None
Age 47             Director  served since  NGK Spark Plug Co.
                             Fund's
                             inception

John G. Padovano   Director  1 Year &       President                 None
Age 60                       served since  Rand Direct, Inc.
                             Fund's        Packaging and distribution
                             inception     co.

Robert R.Thompson  Director  1 Year &      Vice-President/Owner       None
Age 53                       served since  Automotive Parts Dist.
                             Fund's        Thompson & Co.
                             inception

INTERESTED DIRECTOR
Peter J. Lencki    Director  1 Year &      Portfolio Manager          None
Age 54             President served since  NorthQuest Capital Fund
                   Treasurer Fund's
                             inception

Directors of the Fund are considered "Interested Directors", as defined in the Investment Company Act of 1940, because these individuals are affiliated with the Fund's Investment Adviser. Mr. Peter Lencki is president/owner in the Fund's Investment Adviser.

BOARD DISCUSSION ON RENEWING FUND'S ADVISORY CONTRACT
The Board renewed the advisory contract with Emerald Research Corp. (ERC) on July 16, 2008 (effective August 10, 2008 to August 10, 2009) for the following reasons.
1. The Fund's investment portfolio performance for the six months ending 06/30/08 exceeded the performances of the "DJI", "S&P500", and "NASDAQ" indices.
2. ERC continues to run the Fund's compliance program at no additional cost.
3. ERC agreed to reimburse the Fund if the Fund's total expenses were greater than 1.79% effective 08/10/08 (2007 Advisory contract was 1.82%).
4. The annual advisory fee of 1% was fair and reasonable when compared to fees paid by other funds. ERC's financial condition was reviewed by the Board and found to be satisfactory. The Board believes the advisory contract meets its "profitability" benchmarks with regard to ERC's advisory fee.
5. The Directors reviewed the nature, quality, and scope of services provided by ERC under the Advisory Agreement. This includes portfolio management and re-search, overseeing daily Fund operations, and compliance matters.
6. The Board considered information regarding economies of scale with respect to the management of the Fund.

(page)
PROXY VOTING INFORMATION
The Fund's proxy voting policies, procedures, and voting records relating to common stock securities in the Fund's investment portfolio are available with-out charge, upon request, by calling the Fund's toll-free telephone number 1-800-698-5261. The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund's proxy information is also available on the Securities and Exchange Commission website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's web site at http:// www.sec.gov. or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).













































                                      18a



(page)



                              Investment Advisor
                              ------------------

                         Emerald Research Corporation
                                16 Rimwood Lane
                              Colts Neck, NJ 07722



                                   Custodian
                                   ---------

                         Charles Schwab & Company, Inc.
                                70 White Street
                              Red Bank, NJ 07701



                                 Transfer Agent
                                 --------------

                         Emerald Research Corporation
                                16 Rimwood Lane
                              Colts Neck, NJ 07722



                 Independent Registered Public Accounting Firm
                 ---------------------------------------------

                               Sanville & Company
                               1514 Old York Road
                               Abington, PA 19001



                                 Legal Counsel
                                 -------------

                              The Sourlis Law Firm
                                  The Galleria
                                2 Bridge Avenue
                               Red Bank, NJ 07701







This report and the financial statements contained herein are submitted for the general information of shareholders and not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of NorthQuest Capital Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and material information.

                                      iii



(page)

Item 2. Code of Ethics.
                                 CODE OF ETHICS

Pursuant to the requirements of Section 406 and 407 of the Sarbanes-Oxley Act of 2002, the NorthQuest Capital Fund, (the "Fund"), hereby adopts the following Code of Ethics, which applies to the Fund's principal executive (Peter Lencki), chief financial officer (Peter Lencki), and accounting officers or persons per-forming similar functions regardless of whether these individuals are employed by the Fund or a third party, is designed to deter wrongdoing and to promote:

 a) Honest and ethical conduct, including the ethical handling of actual and ap-parent conflicts of interest between personal and professional relation-ships;
 b) Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission and in all public communications.
 c) Compliance with all applicable governmental laws, rules and regulations;
 d) Prompt internal reporting of violations of the code, should any occur, to any of the principal officers of the Fund and all appropriate persons ident-ified in the code; and
 e) The principal executive officer of the Fund will be held accountable for adherence to the code as presented above.


Item 3. Audit Committee Financial Expert.

    The Fund has assets of $1.8 million and has no audit committee and therefore has no audit committee financial expert. The Fund's officers and board of directors, which consists of independent directors that control 75% of the board, oversee and review all Fund reports. The current Fund auditor is John Townsend of Sanville & Company. Mr. Townsend conducts the various Fund audits and continues to indicate satisfaction with the Fund's internal controls, security certificate inspections, and other Fund reporting. At this time the Fund believes it has adequate supervision over its accounting procedures, practices and reporting.


Item 4-8. (Reserved)


Item 9. Controls and Procedures.

   Peter J. Lencki is the president and chief financial officer of the Fund. He handles all financial matters of the Fund and has provided the internal con-trol procedures to produce detailed and accurate reports in all financial matters involving Fund operations. Peter J. Lencki reports to the board of directors on a continuous basis. Mr. Lencki is also president and owner of the investment adviser, the Emerald Research Corporation. Auditors have re-viewed the Internal Control exercised by the Fund during this past year and found no material weaknesses.


Item 10. Exhibits.

   A. EX99Q408.CER
      A separate certification of the principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940 is filed herewith as an exhibit to and part of this Form N-CSR.

                                      iv



(page)


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


   (Registrant)                                    NorthQuest Capital Fund, Inc.

   By (Signature and Title)                          /s/ Peter J. Lencki
                                                         ---------------
                                                         Peter J. Lencki
                                                         President
                                                         Chief Financial Officer
   Date:  02/05/09



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report to be signed below by the following person on behalf of the registrant and in capacities and on the date indicated.


   (Registrant)                                    NorthQuest Capital Fund, Inc.

   By (Signature and Title)                          /s/ Peter J. Lencki
                                                         ---------------
                                                         Peter J. lencki
                                                         President
                                                         Chief Financial Officer
   Date: 02/05/09



   By the Commission

                            Margaret H. McFarland
                            Deputy Secretary

   Dated: January 27, 2003


















                                       v